SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K/A
                          CURRENT REPORT
                         (Amendment No. 1)





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     June 1, 1999
                                                ___________________________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                 1-11596                  58-1954497
 ________________        _________________        ___________________
 (State or other        (Commission File          (IRS Employer
 jurisdiction of            Number)               Identification No.)
  incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida       32653
___________________________________________________     __________
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (352) 373-4200
                                                   ______________________

                          Not applicable
  ____________________________________________________________
  (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
        __________________________________

       (a)   Financial statements of businesses acquired.

     On June 16, 1999, Perma-Fix Environmental Services, Inc. (the "Company") filed a Form 8-K to report its acquisition of all of the outstanding capital stock of (i) Chemical Conservation Corporation, a Florida corporation ("Chemical Florida") and Chemical Conservation of Georgia, Inc., a Georgia corporation ("Chemical Georgia") pursuant to the terms of a Stock Purchase Agreement executed on May 27, 1999, among the Company; Chemical Florida; Chemical Georgia; The Thomas P. Sullivan Living Trust, dated September 6,
1978 ("TPS Trust"); The Ann L. Sullivan Living Trust, dated September 6, 1978 ("ALS Trust"); Thomas P. Sullivan, an individual ("TPS"); and Ann L.
Sullivan, an individual ("ALS"), and (ii) Chem-Met Services, Inc., a Michigan corporation ("Chem-Met"), pursuant to the terms of a Stock Purchase Agreement executed on May 27, 1999, among the Company, Chem-Met, the TPS Trust, the
ALS Trust, TPS, and ALS. Pursuant to Item 7 of Form 8-K, the Company indicated it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.

(I) Audited Financials

    The following audited combined financial statements of Chemical Florida, Chemical Georgia and Chem-Met are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are attached hereto as Exhibit 99.2.

Report of Independent Certified Public Accountants Bovitz & Co.,
CPA, P.C.

Audited Combined Financial Statements:

     A.    Combined Balance Sheets as of September 30, 1998 and 1997

     B. Combined Statements of Income and Retained Earnings for the Years Ended September 30, 1998, 1997 and 1996

     C.    Combined Statements of Cash Flows for the Years Ended
           September 30, 1998, 1997 and 1996

     D.    Notes to Financial Statements

II   Unaudited Interim Financials

    The following unaudited interim combined financial statements of Chemical Florida, Chemical Georgia and Chem-Met are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act are attached hereto as
Exhibit 99.3.

    A. Unaudited Combined Balance Sheets for the three-month period ended March 31, 1999

    B. Consolidated Statements of Operations for the three-month period ended March 31, 1999 and 1998, and six-month period ended March 31, 1999 and 1998

    C. Combined Statement of Cash Flows for the six-month period ended March 31, 1999 and 1998

    (b)  Pro forma financial information.

    The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as Exhibit 99.4. The following information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999.

Unaudited Pro Forma Combined Condensed
Financial Statements of the Company, Chem-Con and Chem-Met

     A.   Unaudited Pro Forma Condensed Combined Balance
          Sheet as of December 31, 1998

     B.   Unaudited Pro Forma Condensed Combined Statement of
          Operations for the year ended December 31, 1998

     C.   Unaudited Pro Forma Condensed Combined Balance
          Sheet as of March 31, 1999

     D. Unaudited Pro Forma Condensed Combined Statement of Operations for the quarter ended March 31, 1999

     E.   Notes to the Unaudited Pro Forma Condensed Combined
          Financial Statements

     (c)  Exhibits.

     2.1* Stock Purchase Agreement dated as of May 27, 1999, among Perma-Fix Environmental Services, Inc., Chemical Conservation Corporation, Chemical Conservation of Georgia, Inc., the Thomas P. Sullivan Living Trust, dated September 6, 1978, the Ann L. Sullivan Living Trust, dated September 6, 1978, Thomas P. Sullivan, and Ann L. Sullivan.

     2.2* Stock Purchase Agreement dated as of May 27, 1999, among Perma-Fix Environmental Services, Inc., Chem-Met Services, Inc., the Thomas P. Sullivan Living Trust, dated September 6, 1978, the Ann L. Sullivan Living Trust, dated September 6, 1978, Thomas P. Sullivan, and Ann L. Sullivan.

     4.1*      Amendment and Joinder to Loan and Security
               Agreement (the "Loan Amendment") dated May 27,
               1999, among Congress Financial Corporation
               (Florida), Perma-Fix Environmental Services, Inc.
               and the subsidiaries of Perma-Fix Environmental
               Services, Inc.

     4.2* Subordination Agreement dated May 27, 1999 among Congress Financial Corporation (Florida), Perma-Fix Environmental Services, Inc., the subsidiaries of Perma-Fix Environmental Services, Inc., the Thomas
               P. Sullivan Living Trust dated September 6, 1978 and the Ann L. Sullivan Living Trust dated September 6, 1978

     10.1* Promissory Note for $1,230,000 issued to the Ann L. Sullivan Living Trust dated September 6, 1978

     10.2* Promissory Note for $1,970,000 issued to the Ann L. Sullivan Living Trust dated September 6, 1978

     10.3*     Promissory Note for $1,500,000 issued to the Thomas
               P. Sullivan Living Trust dated September 6, 1978

     10.4* Non-recourse Guaranty dated May 28, 1999, by and among Chem-Met Services, Inc., the Thomas P. Sullivan Living Trust dated September 6, 1978, and the Ann L. Sullivan Living Trust dated September 6, 1978.

     10.5* Mortgage dated May 28, 1999, by Chem-Met Services, Inc. to the Thomas P. Sullivan Living Trust dated September 6, 1978 and the Ann L. Sullivan Living Trust dated September 6, 1978.

     23.1      Consent of Bovitz & Co., P.C.

     99.1*     Press release, dated June 2, 1999

     99.2      Audited combined financial statements of Chemical
               Conservation Corporation, Chemical Conservation of
               Georgia, Inc. and Chem-Met Services, Inc.

     99.3 Unaudited combined interim financial statements of Chemical Conservation Corporation, Chemical
               Conservation of Georgia, Inc. and Chem-Met
               Services, Inc.

     99.4      Pro Forma Financial Information

___________________

* Filed as an exhibit to the Company's Current Report on Form 8-K dated June 1, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PERMA-FIX ENVIRONMENTAL
                                 SERVICES, INC.


                                 By:  /s/ Richard T. Kelecy
                                    _______________________________
                                       Richard T. Kelecy
                                       Chief Financial Officer

Date:  August 16, 1999